The Lutheran Brotherhood Family of Funds

Supplement to Prospectus dated March 1, 2003

Portfolio Management Change

William D. Stouten has served as the portfolio management of the Lutheran Brotherhood Money Market Fund since October 10, 2003. Mr. Stouten has been with Thrivent Investment Management Inc. ("Thrivent Investment Mgt.") since 2001, and he has served as a research analyst/trader for the money market funds at Thrivent Investment Mgt. from 2001 to 2003. Prior to joining Thrivent Investment Mgt., Mr. Stouten served as senior research analyst for Voyageur Asset Management from 1998 to 2001.

Wire Instruction

The following replaces the relevant information on pages 30 and 31 of the current prospectus under the headings "Initial Purchases by Wire Transfer" and "Additional Purchases By Wire Transfer":

Instruct your bank to use the following instructions when wiring funds.

Wire transfer to:
   State Street Corp.
   225 Franklin Street
   Boston, MA 02101
   ABA #011000028
   Account #4195-538-6

Credit:
   Thrivent Financial Investor Services as Agent for the benefit of The Lutheran Brotherhood Family of Funds

Further Credit:
   [Name of the Fund]
   [Shareholder Account Number]
   [Shareholder Registration/Name]

How to Contact Us

The following replaces the relevant information on page 26 of the current prospectus under the heading "How to Contact Us":

By Mail (New Applications):
   The Lutheran Brotherhood Family of Funds
   PO Box 219347
   Kansas City, MO 64121-9347

By Mail (Additional Investments):
   The Lutheran Brotherhood Family of Funds
   PO Box 219334
   Kansas City, MO 64121-9334

By Mail (Redemptions, Exchanges or Other Requests):
   The Lutheran Brotherhood Family of Funds
   PO Box 219348
   Kansas City, MO 64121-9348

By Express Mail:
   Thrivent Investment Management Inc.
   210 West 10th Street, 8th Floor
   Kansas City, MO 64105

Proposed Fund Reorganizations

A Special Meeting of Shareholders of The Lutheran Brotherhood Family of Funds is scheduled to be held on or about June 9, 2004 to consider a proposed plan of merger and reorganization. During meetings on November 12, 2003, the Trustees of The AAL Mutual Funds and the Trustees of The Lutheran Brotherhood Family of Funds approved the plan to reorganize the Funds of The Lutheran Brotherhood Family of Funds into the Funds of The AAL Mutual Funds. The proposed reorganizations could impact the Funds' expenses resulting in either higher or lower expense ratios.

Subject to approval by shareholders, the reorganizations are expected to be effective at close of business on or about June 25, 2004.

The date of this Supplement is November 21, 2003.

Please include this Supplement with your Prospectus.